Future Minimum Time Charter Revenue	12 Months Ended
Dec. 31, 2017
Notes To Consolidated Financial Statements
Future Minimum Time Charters

15. Future Minimum Time Charter Revenue

The future minimum time charter revenue, net of commissions, based on vessels committed to non-cancelable time charter contracts (including fixture recaps) as of December 31, 2017, is as follows:

December 31,
2018	$77,862
2019	40,423
2020	31,225
2021	30,842
2022	19,179
Thereafter	85,650
Total	$285,181

Revenues from time charters are not generally received when a vessel is off-hire, including time required for normal periodic maintenance. In arriving at the minimum future charter revenues, an estimated off-hire time of 12 days to perform any scheduled drydocking on each vessel has been deducted, and it has been assumed that no additional off-hire time is incurred, although such estimate may not be reflective of the actual off-hire in the future.